UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 25, 2025

Apollo Asset Backed Credit Company LLC

(Exact name of registrant as specified in its charter)

Delaware	000-56622	93-3760466
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

9 West 57th Street, 42nd Floor, New York, NY	10019
(Address of principal executive offices)	(Zip Code)

(212) 515-3200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 3.02 Unregistered Sales of Equity Securities.

As of November 3, 2025, Apollo Asset Backed Credit Company LLC (the “Company”) issued and sold the following unregistered shares of the Company (with the final number of shares being determined on November 25, 2025) to third party investors for cash:

Type	Number of Shares Sold	Aggregate Consideration
Series I
A-I Shares	124,887	$3,178,000
F-I Shares	352,190	$9,013,000
F-S Shares	-	$-
P-I Shares	-	$-
P-S Shares	-	$-
E Shares	-	$-
T-I Shares	17,312	$447,000
T-S Shares	169,124	$4,359,500
I Shares	-	$-
S Shares	-	$-
Series II
A-I Shares	140,894	$3,604,000
F-I Shares	2,104,070	$54,180,007
F-S Shares	-	$-
P-I Shares	-	$-
P-S Shares	139,618	$3,610,000
E Shares	-	$-
T-I Shares	262,305	$6,839,000
T-S Shares	296,591	$7,686,054
I Shares	1,145,389	$29,772,429
S Shares	-	$-
BD Shares	538,820	$14,028,505

The offer and sale of shares above were exempt from the registration provisions of the Securities Act of 1933, as amended, by virtue of Section 4(a)(2), including Regulation D (for sales to accredited investors) and/or Regulation S (for sales to non-U.S. investors outside of the United States) thereunder.

Item 8.01 Other Events.

Net Asset Value

On November 25, 2025, the operating manager of the Company determined the net asset value (“Net Asset Value”) per share, being the price at which sales of the Company’s shares are made, of the following types of the Company’s shares as of October 31, 2025:

Type	Net Asset Value per Share
Series I
A-I Shares	$25.45
F-I Shares	$25.59
F-S Shares	$25.61
P-I Shares	$25.23
P-S Shares	$25.22
E Shares	$25.79
T-I Shares	$25.82
T-S Shares	$25.78
I Shares	$25.76
S Shares	$25.75
Series II
A-I Shares	$25.58
F-I Shares	$25.75
F-S Shares	$25.71
P-I Shares	$26.24
P-S Shares	$25.86
E Shares	$25.30
T-I Shares	$26.07
T-S Shares	$25.91
I Shares	$25.99
S Shares	$25.96
BD Shares	$26.04

As of October 31, 2025, there were no A-II Shares outstanding for Series I or Series II.

The Net Asset Value of the Company’s outstanding shares is also available on its website at https://www.apollo.com/abc, but the contents of the website are not incorporated by reference in or otherwise a part of this Current Report on Form 8-K.

For additional information, please see additional details included in Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Distributions

On November 25, 2025, the Company declared distributions on the following types of the Company's outstanding shares for each of Apollo Asset Backed Credit Company LLC - Series I ("Series I") and Apollo Asset Backed Credit Company LLC - Series II ("Series II"), in the amounts per share set forth below:

Distributions
Share Type	Series I	Series II
A-I Shares	$0.1034	$0.1437
F-I Shares	$0.1003	$0.1398
F-S Shares	$0.0912	$0.1234
P-I Shares	$0.0943	$0.1601
P-S Shares	$0.0991	$0.1297
E Shares	$0.1261	$0.1651
T-I Shares	$0.0960	$0.1353
T-S Shares	$0.0898	$0.1184
I Shares	$0.0960	$0.1341
S Shares	$0.0890	$0.1194
BD Shares	$-	$0.1348

The distributions for each type of share are payable to holders of record at the close of business on November 30, 2025 and will be paid on or about December 29, 2025. The distributions will be paid in cash or reinvested in shares of the Company for shareholders participating in the Company's distribution reinvestment plan.

Special Note Regarding Forward-Looking Statements

Some of the statements in this Current Report on Form 8-K constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Words such as“anticipate,” “believe,” “expect” and “intend” and similar words or variations thereof may indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this Current Report on Form 8-K involve risks and uncertainties, including factors outside of the Company’s control. The Company’s actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Item 1A. Risk Factors” and elsewhere in the Company’s Annual Report on Form 10-K for the fiscal period ended December 31, 2024 and in its other filings with the SEC. Although the Company believes that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. The Company assumes no duty and do not undertake to update the forward-looking statements, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Net Asset Value as of October 31, 2025

104	Cover Page Interactive Data File, formatted in Inline XBRL

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO ASSET BACKED CREDIT COMPANY LLC

By:	/s/ Robert Rossitto
Name:	Robert Rossitto
Title:	Chief Financial Officer

Date: November 25, 2025